UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

AIRGAIN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37851	95-4523882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 150 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 579-0200

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 30, 2018, Airgain, Inc.’s management will be attending the Cowen and Company 46th Annual Technology, Media & Telecom Conference in New York City, New York, and will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, at the conference as well in meetings with investors and other parties during the conference.

Airgain will webcast the presentation live and archive it for 60 days in the Investor Relations section of its website at investors.airgain.com. The information set forth in this Item 7.01 is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, Airgain makes no admission as to the materiality of Item 7.01 in this report or the presentation available on Airgain’s website. The information contained in the presentation is summary information that is intended to be considered in the context of Airgain’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that Airgain makes, by press release or otherwise, from time to time. Airgain undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate or as required by applicable law. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, by updating its website or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAIN, INC.

Date: May 30, 2018	By:	/s/ Anil Doradla
	Name:	Anil Doradla
	Title:	Chief Financial Officer and Secretary